Exhibit 10(j)-1

SECRETARIAL CERTIFICATION
OF THE
COMPENSATION/NOMINATING/CORPORATE GOVERNANCE
COMMITTEE
TCF FINANCIAL CORPORATION
May 21, 2005

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Following discussion, and upon motion duly made, seconded and carried, the following resolutions were adopted:

WHEREAS, an amendment regarding ongoing eligibility under the SERP Plans has been proposed for approval;

NOW, THEREFORE IT IS HEREBY

RESOLVED, that the first sentence of Article II (b) of the TCF Financial Corporation 2005 ESPP SERP and the 2005 Cash Balance Pension Plan SERP is revised to read as follows, effective as of the same dates applicable to the plan restatements adopted January 24, 2005:

                                                Employees of TCF Financial, or any of its direct or indirect subsidiaries, are eligible for this Plan if they are in a job classification that was eligible to participate in either the TCF Financial Executive Deferred Compensation Plan or the TCF Financial Senior Officer Deferred Compensation Plan as of December 31, 2004.

I, Gregory J. Pulles, Secretary of TCF Financial Corporation do hereby certify that the foregoing is a true and correct copy of excerpt of the minutes of the Compensation/Nominating/Corporate Governance Committee of the TCF Financial Corporation meeting held on May 21, 2005 and that the minutes have not been modified or rescinded as of the date hereof.

Dated:    May 21, 2005

(Corporate Seal)

                                                                                                                /s/ Gregory J. Pulles

                                                                                                                Gregory J. Pulles, Secretary